CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc. – Legg Mason Partners Variable Large Cap Value Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios III, Inc.-	Legg Mason Partners Variable Portfolios III, Inc.-
Legg Mason Partners Variable	Legg Mason Partners Variable
Large Cap Value Portfolio	Large Cap Value Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 10, 2006	Date: July 10, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc. – Legg Mason Partners Variable Large Cap Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios III, Inc.-	Legg Mason Partners Variable Portfolios III, Inc.-
Legg Mason Partners Variable	Legg Mason Partners Variable
Large Cap Growth Portfolio	Large Cap Growth Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 10, 2006	Date: July 10, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc. – Legg Mason Partners Variable Mid Cap Core Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios III, Inc.-	Legg Mason Partners Variable Portfolios III, Inc.-
Legg Mason Partners Variable	Legg Mason Partners Variable
Mid Cap Core Portfolio	Mid Cap Core Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 10, 2006	Date: July 10, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc. – Legg Mason Partners Variable Aggressive Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios III, Inc.-	Legg Mason Partners Variable Portfolios III, Inc.-
Legg Mason Partners Variable	Legg Mason Partners Variable
Aggressive Growth Portfolio	Aggressive Growth Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 10, 2006	Date: July 10, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc. – Legg Mason Partners Variable International All Cap Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios III, Inc.-	Legg Mason Partners Variable Portfolios III, Inc.-
Legg Mason Partners Variable	Legg Mason Partners Variable
International All Cap Growth Portfolio	International All Cap Growth Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 10, 2006	Date: July 10, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.